SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 15, 2014

B/E AEROSPACE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-18348	06-1209796
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 Corporate Center Way, Wellington, Florida	33414-2105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 791-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

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Item 8.01 Other Events.

B/E Aerospace, Inc. (the “Company”) hereby announces that the Company’s 2014 Annual Meeting of Stockholders will be held on Wednesday, September 10, 2014 and that the record date for the Company’s 2014 Annual Meeting of Stockholders is August 1, 2014.

Proposals of stockholders intended to be presented at the 2014 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Secretary of the Company at its executive offices no later than 9:00 a.m. (EST) on July 28, 2014 to be considered for inclusion in the Company’s proxy materials for that meeting. Pursuant to the Company’s by-laws, for notice of a stockholder proposal to be considered timely, but not included in the proxy materials for the 2014 Annual Meeting of Stockholders, a stockholder’s proposal must be delivered to, or mailed and received by, the Secretary of the Company no later than 9:00 a.m. (EST) on July 28, 2014.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

B/E Aerospace, Inc.

By:	/s/ Thomas P. McCaffrey
Thomas P. McCaffrey
Senior Vice President and Chief Financial Officer

Date:  July 17, 2014

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